EVENTIDE LIMITED-TERM BOND FUND

Class A: ETABX Class C: ETCBX Class I: ETIBX Class N: ETNBX

a series of Mutual Fund Series Trust (the “Fund”)

August 29, 2019

The information in this Supplement amends certain information contained in the Prospectus for the Fund, dated December 14, 2018, and should be read in conjunction with such Prospectus.

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The following changes to the Prospectus are effective September 1, 2019.

The section of the Fund's Summary Prospectus entitled "Fund Summary/Eventide Limited-Term Bond Fund –Fees and Expenses of the Fund” is hereby replaced in its entirety with the following:

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load)	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.33%	0.33%	0.33%	0.33%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	0.00%
Other Expenses	1.17%	1.17%	1.17%	1.17%
Acquired Fund Fees and Expenses [1]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.76%	2.51%	1.71%	1.51%
Fee Waiver and/or Expense Reimbursement[2]	(0.95)%	(0.95)%	(0.95)%	(0.95)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.81%	1.56%	0.76%	0.56%

1. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2. The Fund’s adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 0.80%, 1.55%, 075% and 0.55% for Class A shares, Class C shares, Class N shares, and Class I shares, respectively, through October 31, 2020. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser and upon the termination of the Management Agreement between the Trust and the Adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the Adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example of Hypothetical Fund Costs. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2020, and then depicts the Fund’s total expense thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$653	$1,010
Class C	$159	$691
Class N	$78	$446
Class I	$57	$384

The section of the Fund's Summary Prospectus entitled "Fund Summary/Eventide Limited-Term Bond Fund –-Performance” is hereby replaced in its entirety with the following:

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception.   Although

Class C, Class N and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C, Class N and Class I shares would be different than Class A shares because Class C, Class N and Class I shares have different expenses than Class A shares.  Performance information for Class C and Class N shares will be included after the share classes have been in operation for one complete calendar year. The performance table compares the performance of the Fund’s Class I shares over time to the performance of a broad-based market index and an index that tracks the performance of U.S. Government Bonds with remaining maturities between 1 and 5 years.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all of the assets and liabilities of Epiphany FFV Strategic Income Fund, a series of Epiphany Funds, (the “Predecessor Fund”) in a tax-free reorganization on December 14, 2018.  In connection with this acquisition, shares of the Predecessor Fund’s Class A Shares and Class I Shares were exchanged for Class A Shares and Class I Shares of the Fund, respectively.  Prior to May 31, 2017, the Predecessor Fund’s Class I shares were called Class C shares, and the fee structure was different. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund shares. Updated performance information will be available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

During the period shown in the bar chart, the highest return for a quarter was 2.38% (quarter ended March 31, 2012) and lowest return for a quarter was -2.26% (quarter ended December 31, 2016). The Fund’s Class A year-to-date return for the period ended June 30, 2019 was 3.95%.

Prior to May 31, 2017, the Fund’s Class I shares were called Class C shares, and the fee structure was different.  Those shares sold before May 31, 2017 were subject to a contingent deferred sales load, which is not reflected in returns set forth in the table below.  If the contingent deferred sales load was included, the returns would be less than those shown.

Average Annual Total Returns (for the periods ended December 31, 2018)

Class A Shares	1 Year	5 Year	Since inception (7/28/2010)
Return Before Taxes	-6.27%	0.51%	1.78%
Return After Taxes on Distributions	-7.05%	-0.37%	0.84%
Return After Taxes on Distributions and Sale of Fund Shares	-3.72%	0.00%	0.97%

Class I Shares
Return Before Taxes	-0.24%	1.34%	1.91%
Barclays Intermediate Aggregate Index (reflects no deduction for fees, expenses or taxes)	0.92%	2.09%	2.30%
Bloomberg Barclays 1-5 Year Government/Credit Index (reflects no deduction for fees, expenses or taxes)	1.38%	1.32%	1.52%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C, Class N and Class I shares will vary.

The following paragraph replaces the first paragraph under the section of the Fund’s Prospectus entitled: “HOW TO BUY SHARES -Class A Sales Waivers”:

“Class A Sales Charge Waivers. The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s adviser or its affiliates; (2) officers and present or former Trustees; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser or its affiliates and certain employee benefit plans for employees of the Adviser; (4) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Adviser for their own accounts; (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with the Fund, Adviser or Distributor with respect to such purchases; and (7) Employer-sponsored qualified pension or retirement plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the advisers.”

The following paragraph replaces the second paragraph under the section of the Fund’s Prospectus entitled “Management of the Fund – Sub-Advisers”:

Dana Investment Advisors, Inc. (“Dana”), located at 20700 Swenson Drive, Suite 400, Waukesha, WI 53186, serves as a sub-adviser of the Fund. Dana was formed in 1980 and, in addition to serving the Fund, Dana provides services other mutual funds and retail and institutional accounts throughout the United States. As of December 31, 2017, Dana entity assets under advisement were $7.5 billion. The Adviser, not the Fund, pays Dana an annual fee of 0.10% on the first $100 million in Fund assets and 0.07% of the Fund assets thereafter.

The following paragraphs replace the first two paragraphs under the section of the Fund's Prospectus entitled "Management of the Fund – Advisory Fees”:

“The Fund is authorized to pay the Adviser an annual fee based on its average daily net assets. The advisory fee is paid monthly. The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding front-end or contingent deferred loads, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at a certain level through October 31, 2020. This agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser and upon the termination of the Management Agreement between the Trust and the Adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the Adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

The following table describes (i) the contractual advisory fee, and (ii) the expense limitation for the Fund.

	Contractual Advisory Fee	Expense Limitation
Limited-Term Bond Fund	0.33%	Class A: 0.80% Class C: 1.55% Class N: 0.75% Class I: 0.55%

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated December 14, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

LIMITED-TERM BOND FUND

ETABX Class A Shares ETCBX Class C Shares

ETNBX Class N Shares ETIBX Class I Shares

(the “Fund”)

AUGUST 29, 2019

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated December 14, 2018, and should be read in conjunction with such SAI.

The following changes to the Prospectus are effective September 1, 2019.

The fourth paragraph contained under the section of the Fund’s SAI entitled “ADVISER AND SUB-ADVISERS - ADVISER”: is hereby replaced with the following:

For its services under the Management Agreement, the Adviser is paid a monthly management fee at the annual rate of 0.33% of the average daily net assets for the Fund. The Adviser pays expenses incurred by it in connection with acting as adviser, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Fund’s Management Agreement. The Adviser pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below. The Adviser also pays management fees associated with any sub-advisory services supporting the Fund.

The sixth paragraph contained under the section of the Fund’s SAI entitled “ADVISER AND SUB-ADVISERS - ADVISER”: is hereby replaced with the following:

The Adviser has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding front-end or contingent deferred loads, any Rule 12b-l fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 0.80%, 1.55%, 0.75% and 0.55% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2020. This agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser and upon the termination of the Management Agreement between the Trust and the Adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the Adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture..

The fourth paragraph contained under the section of the Fund’s SAI entitled “ADVISER AND SUB-ADVISERS – SUB-ADVISERS”: is hereby replaced with the following:

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Dana 0.10% on the first $100 million of the Fund’s daily net assets; and 0.07% of the Fund’s daily net assets on more than $100 million. The fee paid to Dana by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement for the Fund will be available in Fund’s Annual Report to Shareholders for the period ended December 31, 2018.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated December 14, 2018, as supplemented January 31, 2019, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.